                                                    Exhibit 99.5
--------------------------------------------------------------------------------
                                                    Monthly Operating Report
    -------------------------------------
     CASE  NAME:  KITTY HAWK CARGO, INC.                  ACCRUAL BASIS
    -------------------------------------

    -------------------------------------
     CASE  NUMBER:  400-42145-BJH-11                02/13/95, RWD, 2/96
    -------------------------------------

    -------------------------------------
     JUDGE:  BARBARA J. HOUSER
    -------------------------------------

                        UNITED STATES BANKRUPTCY COURT

                          NORTHERN DISTRICT OF TEXAS

                                 SIXTH DIVISION

                            MONTHLY OPERATING REPORT

                          MONTH ENDING: MAY 31, 2001


     IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.


     RESPONSIBLE PARTY:

     /s/ DREW KEITH                                CHIEF FINANCIAL OFFICER
     -----------------------------------------     ---------------------------
     ORIGINAL SIGNATURE OF RESPONSIBLE PARTY                TITLE

     DREW KEITH                                           6/20/2001
     -----------------------------------------     ---------------------------
     PRINTED NAME OF RESPONSIBLE PARTY                       DATE

     PREPARER:

     /s/ KEVIN K. CRAIG                            CONTROLLER, KITTY HAWK INC.
     -----------------------------------------     ---------------------------
     ORIGINAL SIGNATURE OF PREPARER                         TITLE

     KEVIN K. CRAIG                                       6/20/2001
     -----------------------------------------     ---------------------------
     PRINTED NAME OF PREPARER                                DATE

--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                Monthly Operating Report
     ---------------------------------------------------------------
     CASE NAME: KITTY HAWK CARGO, INC                                           ACCRUAL BASIS-1
     ---------------------------------------------------------------

    ---------------------------------------------------------------
     CASE NUMBER: 400-42145-BJH-11                                              02/13/95, RWD, 2/96
     ---------------------------------------------------------------

     ----------------------------------------------------------------
     COMPARATIVE BALANCE SHEET
     -----------------------------------------------------------------------------------------------------------------------------
                                                          SCHEDULE                  MONTH               MONTH             MONTH
                                                                    --------------------------------------------------------------
     ASSETS                                                AMOUNT                APRIL, 2001           MAY, 2001
     -----------------------------------------------------------------------------------------------------------------------------
     1.    UNRESTRICTED CASH                                                   $       6,923       $      11,856                $0
     -----------------------------------------------------------------------------------------------------------------------------
     2.    RESTRICTED CASH                                                     $           0       $           0                $0
     -----------------------------------------------------------------------------------------------------------------------------
     3.    TOTAL CASH                                $             0           $       6,923       $      11,856                $0
     -----------------------------------------------------------------------------------------------------------------------------
     4.    ACCOUNTS RECEIVABLE (NET)                 $    41,314,895           $  23,072,495       $  21,516,447                $0
     -----------------------------------------------------------------------------------------------------------------------------
     5.    INVENTORY                                                           $           0       $           0                $0
     -----------------------------------------------------------------------------------------------------------------------------
     6.    NOTES RECEIVABLE                                                    $           0       $           0                $0
     -----------------------------------------------------------------------------------------------------------------------------
     7.    PREPAID EXPENSES                          $        35,445           $           0       $           0                $0
     -----------------------------------------------------------------------------------------------------------------------------
     8.    OTHER (ATTACH LIST)                           102,257,281           $  29,684,428       $  28,389,079                $0
     -----------------------------------------------------------------------------------------------------------------------------
     9.    TOTAL CURRENT ASSETS                          143,607,621           $  52,763,846       $  49,917,382                $0
     -----------------------------------------------------------------------------------------------------------------------------
     10.   PROPERTY, PLANT & EQUIPMENT               $     2,455,211           $   4,698,156       $   4,698,156                $0
     -----------------------------------------------------------------------------------------------------------------------------
     11.   LESS: ACCUMULATED

           DEPRECIATION / DEPLETION                                            $   2,652,328       $   2,703,464                $0
     -----------------------------------------------------------------------------------------------------------------------------
     12.   NET PROPERTY, PLANT &
           EQUIPMENT                                 $     2,455,211           $   2,045,828       $   1,994,692                $0
     -----------------------------------------------------------------------------------------------------------------------------
     13.   DUE FROM INSIDERS                                                   $           0       $           0                $0
     -----------------------------------------------------------------------------------------------------------------------------
     14.   OTHER ASSETS - NET OF
           MORTIZATION  (ATTACH LIST)                                          $           0       $           0                $0
     -----------------------------------------------------------------------------------------------------------------------------
     15.   OTHER (ATTACH LIST)                                                 $           0       $           0                $0
     -----------------------------------------------------------------------------------------------------------------------------
     16.   TOTAL ASSETS                              $   146,062,832           $  54,809,674       $  51,912,074                $0
     -----------------------------------------------------------------------------------------------------------------------------
     POSTPETITION LIABILITIES
     -----------------------------------------------------------------------------------------------------------------------------
     17.   ACCOUNTS PAYABLE                                                    $     921,963       $     660,005                $0
     -----------------------------------------------------------------------------------------------------------------------------
     18.   TAXES PAYABLE                                                       $     597,995       $     691,170                $0
     -----------------------------------------------------------------------------------------------------------------------------
     19.   NOTES PAYABLE                                                       $           0       $           0                $0
     -----------------------------------------------------------------------------------------------------------------------------
     20.   PROFESSIONAL FEES                                                   $           0       $           0                $0
     -----------------------------------------------------------------------------------------------------------------------------
     21.   SECURED DEBT                                                        $           0       $           0                $0
     -----------------------------------------------------------------------------------------------------------------------------
     22.   OTHER (ATTACH LIST)                                                 $  (6,743,866)      $  (7,646,887)               $0
     -----------------------------------------------------------------------------------------------------------------------------
     23.   TOTAL POSTPETITION

           LIABILITIES                                                         $  (5,223,908)      $  (6,295,712)               $0
     -----------------------------------------------------------------------------------------------------------------------------
     PREPETITION  LIABILITIES
     -----------------------------------------------------------------------------------------------------------------------------
     24.   SECURED DEBT                                                        $           0       $           0                $0
     -----------------------------------------------------------------------------------------------------------------------------
     25.   PRIORITY DEBT                             $          496,687        $           0       $           0                $0
     -----------------------------------------------------------------------------------------------------------------------------
     26.   UNSECURED DEBT                            $       78,864,376        $   5,091,940       $   5,092,400                $0
     -----------------------------------------------------------------------------------------------------------------------------
     27.   OTHER (ATTACH LIST)                                                 $   5,270,224       $   5,265,131                $0
     -----------------------------------------------------------------------------------------------------------------------------
     28.   TOTAL PREPETITION LIABILITIES             $       79,361,063        $  10,362,164       $  10,357,531                $0
     -----------------------------------------------------------------------------------------------------------------------------
     29.   TOTAL LIABILITIES                         $       79,361,063        $   5,138,256       $   4,061,819                $0
     EQUITY
     -----------------------------------------------------------------------------------------------------------------------------
     30.   PREPETITION OWNERS' EQUITY                                          $  61,741,245       $  61,741,245                $0
     -----------------------------------------------------------------------------------------------------------------------------
     31.   POSTPETITION CUMULATIVE

           PROFIT OR (LOSS)                                                    $ (12,069,827)      $ (13,890,990)               $0
     -----------------------------------------------------------------------------------------------------------------------------
     32.   DIRECT CHARGES TO EQUITY

           (ATTACH EXPLANATION)                                                $           0       $           0                $0
     -----------------------------------------------------------------------------------------------------------------------------
     33.   TOTAL EQUITY                              $                0        $  49,671,418       $  47,850,255                $0
     -----------------------------------------------------------------------------------------------------------------------------
     34.   TOTAL LIABILITIES &
           OWNERS' EQUITY                            $       79,361,063        $  54,809,674       $  51,912,074                $0
     -----------------------------------------------------------------------------------------------------------------------------
                                                                               $           0       $           0                $0
------------------------------------------------------------------------------------------------------------------------------------

====================================================================================================================================
                                                                                          Monthly Operating Report
     --------------------------------------------------------------
     CASE NAME: KITTY HAWK CARGO, INC                                                 ACCRUAL BASIS-2
     --------------------------------------------------------------

     --------------------------------------------------------------
     CASE NUMBER: 400-42145-BJH-11                                                        02/13/95, RWD, 2/96
     --------------------------------------------------------------
       INCOME STATEMENT
     -----------------------------------------------------------------------------------------------------------------------------
                                                           MONTH                  MONTH          MONTH                 QUARTER
                                                        -------------------------------------------------------
     REVENUES                                           APRIL, 2001              MAY, 2001                              TOTAL
     -----------------------------------------------------------------------------------------------------------------------------
     1.      GROSS REVENUES                           $   9,423,949            $10,609,464             $0           $20,033,413
     -----------------------------------------------------------------------------------------------------------------------------
     2.      LESS: RETURNS & DISCOUNTS                $           0            $         0             $0           $         0
     -----------------------------------------------------------------------------------------------------------------------------
     3.      NET REVENUE                              $   9,423,949            $10,609,464             $0           $20,033,413
     -----------------------------------------------------------------------------------------------------------------------------
     COST OF GOODS SOLD
     -----------------------------------------------------------------------------------------------------------------------------
     4.      MATERIAL                                 $           0            $         0             $0           $         0
     -----------------------------------------------------------------------------------------------------------------------------
     5.      DIRECT LABOR                             $           0            $         0             $0           $         0
     -----------------------------------------------------------------------------------------------------------------------------
     6.      DIRECT OVERHEAD                          $           0            $         0             $0           $         0
     -----------------------------------------------------------------------------------------------------------------------------
     7.      TOTAL COST OF GOODS SOLD                 $           0            $         0             $0           $         0
     -----------------------------------------------------------------------------------------------------------------------------
     8.      GROSS PROFIT                             $   9,423,949            $10,609,464             $0           $20,033,413
     -----------------------------------------------------------------------------------------------------------------------------
     OPERATING EXPENSES
     -----------------------------------------------------------------------------------------------------------------------------
     9.      OFFICER / INSIDER COMPENSATION           $      26,667            $    26,667             $0           $    53,334
     -----------------------------------------------------------------------------------------------------------------------------
     10.     SELLING & MARKETING                      $       2,215            $     2,146             $0           $     4,361
     -----------------------------------------------------------------------------------------------------------------------------
     11.     GENERAL & ADMINISTRATIVE                 $   1,631,737            $ 1,705,193             $0           $ 3,336,930
     -----------------------------------------------------------------------------------------------------------------------------
     12.     RENT & LEASE                             $     271,772            $   296,285             $0           $   568,057
     -----------------------------------------------------------------------------------------------------------------------------
     13.     OTHER (ATTACH LIST)                      $  11,637,568            $11,213,075             $0           $22,850,643
     -----------------------------------------------------------------------------------------------------------------------------
     14.     TOTAL OPERATING EXPENSES                 $  13,569,959            $13,243,366             $0           $26,813,325
     -----------------------------------------------------------------------------------------------------------------------------
     15.     INCOME BEFORE NON-OPERATING
             INCOME & EXPENSE                         $  (4,146,010)           $(2,633,902)            $0           $(6,779,912)
     -----------------------------------------------------------------------------------------------------------------------------
     OTHER INCOME & EXPENSES
     -----------------------------------------------------------------------------------------------------------------------------
     16.     NON-OPERATING INCOME (ATT.  LIST)        $           0            $         0             $0           $         0
     -----------------------------------------------------------------------------------------------------------------------------
     17.     NON-OPERATING EXPENSE (ATT.  LIST)       $           0            $         0             $0           $         0
     -----------------------------------------------------------------------------------------------------------------------------
     18.     INTEREST EXPENSE                         $     388,541            $   350,235             $0           $   738,776
     -----------------------------------------------------------------------------------------------------------------------------
     19.     DEPRECIATION / DEPLETION                 $      51,138            $    51,136             $0           $   102,274
     -----------------------------------------------------------------------------------------------------------------------------
     20.     AMORTIZATION                             $           0            $         0             $0           $         0
     -----------------------------------------------------------------------------------------------------------------------------
     21.     OTHER (ATTACH LIST)                      $           0            $         0             $0           $         0
     -----------------------------------------------------------------------------------------------------------------------------
     22.     NET OTHER INCOME & EXPENSES              $     439,679            $   401,371             $0           $   841,050
     -----------------------------------------------------------------------------------------------------------------------------
     REORGANIZATION EXPENSES
     -----------------------------------------------------------------------------------------------------------------------------
     23.     PROFESSIONAL FEES                        $           0            $         0             $0           $         0
     -----------------------------------------------------------------------------------------------------------------------------
     24.     U.S. TRUSTEE FEES                        $           0            $         0             $0           $         0
     -----------------------------------------------------------------------------------------------------------------------------
     25.     OTHER (ATTACH LIST)                      $           0            $         0             $0           $         0
     -----------------------------------------------------------------------------------------------------------------------------
     26.     TOTAL REORGANIZATION EXPENSES            $           0            $         0             $0           $         0
     -----------------------------------------------------------------------------------------------------------------------------
     27.     INCOME TAX                               $  (1,834,276)           $(1,214,109)            $0           ($3,048,385)
     -----------------------------------------------------------------------------------------------------------------------------
     28.     NET PROFIT (LOSS)                        $  (2,751,413)           $(1,821,164)            $0           ($4,572,577)
     -----------------------------------------------------------------------------------------------------------------------------
                                                                                                       $0
====================================================================================================================================

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Monthly Operating Report
    ---------------------------------------------------------------------------------
    CASE NAME: KITTY HAWK CARGO, INC                                                              ACCRUAL BASIS-3
    ---------------------------------------------------------------------------------

    ---------------------------------------------------------------------------------
    CASE NUMBER: 400-42145-BJH-11                                                                   02/13/95, RWD, 2/96
    ---------------------------------------------------------------------------------

    ----------------------------------------------------------------------------------------------------------------------------
    CASH RECEIPTS AND                          MONTH                   MONTH                   MONTH                QUARTER
                                        --------------------------------------------------------------------
    DISBURSEMENTS                               APRIL, 2001              MAY, 2001                                   TOTAL
    ----------------------------------------------------------------------------------------------------------------------------
    1.     CASH - BEGINNING OF MONTH            $       3,462            $      6,923           $ 11,856         $        3,462
    ----------------------------------------------------------------------------------------------------------------------------
    RECEIPTS FROM OPERATIONS
    ----------------------------------------------------------------------------------------------------------------------------
    2.     CASH SALES                           $           0            $          0           $      0         $            0
    ----------------------------------------------------------------------------------------------------------------------------
    COLLECTION OF ACCOUNTS RECEIVABLE
    ----------------------------------------------------------------------------------------------------------------------------
    3.     PREPETITION                          $           0            $          0           $      0         $            0
    ----------------------------------------------------------------------------------------------------------------------------
    4.     POSTPETITION                         $  10,875,495            $  8,789,275           $      0         $   19,664,770
    ----------------------------------------------------------------------------------------------------------------------------
    5.     TOTAL OPERATING RECEIPTS             $  10,875,495            $  8,789,275           $      0         $   19,664,770
    ----------------------------------------------------------------------------------------------------------------------------
    NON - OPERATING RECEIPTS
    ----------------------------------------------------------------------------------------------------------------------------
    6.     LOANS & ADVANCES (ATTACH LIST)       $           0            $          0           $      0         $            0
    ----------------------------------------------------------------------------------------------------------------------------
    7.     SALE OF ASSETS                       $           0            $          0           $      0         $            0
    ----------------------------------------------------------------------------------------------------------------------------
    8.     OTHER (ATTACH LIST)                  $ (10,872,034)           $ (8,784,342)          $      0         $  (19,656,376)
    ----------------------------------------------------------------------------------------------------------------------------
    9.     TOTAL NON-OPERATING RECEIPTS         $ (10,872,034)           $ (8,784,342)          $      0         $  (19,656,376)
    ----------------------------------------------------------------------------------------------------------------------------
    10.    TOTAL RECEIPTS                       $       3,461            $      4,933           $      0         $        8,394
    ----------------------------------------------------------------------------------------------------------------------------
    11.    TOTAL CASH AVAILABLE                 $       6,923            $     11,856           $ 11,856         $       11,856
    ----------------------------------------------------------------------------------------------------------------------------
    OPERATING DISBURSEMENTS
    ----------------------------------------------------------------------------------------------------------------------------
    12.    NET PAYROLL                                                                                           $            0
    ----------------------------------------------------------------------------------------------------------------------------
    13.    PAYROLL TAXES PAID                                                                                    $            0
    ----------------------------------------------------------------------------------------------------------------------------
    14.    SALES, USE & OTHER TAXES PAID                                                                         $            0
    ----------------------------------------------------------------------------------------------------------------------------
    15.    SECURED / RENTAL / LEASES                                                                             $            0
    ----------------------------------------------------------------------------------------------------------------------------
    16.    UTILITIES                                                                                             $            0
    ----------------------------------------------------------------------------------------------------------------------------
    17.    INSURANCE                                                                                             $            0
    ----------------------------------------------------------------------------------------------------------------------------
    18.    INVENTORY PURCHASES                                                                                   $            0
    ----------------------------------------------------------------------------------------------------------------------------
    19.    VEHICLE EXPENSES                                                                                      $            0
    ----------------------------------------------------------------------------------------------------------------------------
    20.    TRAVEL                                                                                                $            0
    ----------------------------------------------------------------------------------------------------------------------------
    21.    ENTERTAINMENT                                                                                         $            0
    ----------------------------------------------------------------------------------------------------------------------------
    22.    REPAIRS & MAINTENANCE                                                                                 $            0
    ----------------------------------------------------------------------------------------------------------------------------
    23.    SUPPLIES                                                                                              $            0
    ----------------------------------------------------------------------------------------------------------------------------
    24.    ADVERTISING                                                                                           $            0
    ----------------------------------------------------------------------------------------------------------------------------
    25.    OTHER (ATTACH LIST)                                                                                   $            0
    ----------------------------------------------------------------------------------------------------------------------------
    26.    TOTAL OPERATING DISBURSEMENTS        $           0            $          0           $      0         $            0
    ----------------------------------------------------------------------------------------------------------------------------
    REORGANIZATION EXPENSES
    ----------------------------------------------------------------------------------------------------------------------------
    27.    PROFESSIONAL FEES                                                                                     $            0
    ----------------------------------------------------------------------------------------------------------------------------
    28.    U.S. TRUSTEE FEES                                                                                     $            0
    ----------------------------------------------------------------------------------------------------------------------------
    29.    OTHER (ATTACH LIST)                                                                                   $            0
    ----------------------------------------------------------------------------------------------------------------------------
    30.    TOTAL REORGANIZATION EXPENSES        $           0            $          0           $      0         $            0
    ----------------------------------------------------------------------------------------------------------------------------
    31.    TOTAL DISBURSEMENTS                  $           0            $          0           $      0         $            0
    ----------------------------------------------------------------------------------------------------------------------------
    32.    NET CASH FLOW                        $       3,461            $      4,933           $      0         $        8,394
    ----------------------------------------------------------------------------------------------------------------------------
    33.    CASH - END OF MONTH                  $       6,923            $     11,856           $ 11,856         $       11,856
    ----------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Monthly Operating Report
   ----------------------------------------------------------------------
    CASE NAME: KITTY HAWK CARGO, INC                                                           ACCRUAL BASIS-4
   ----------------------------------------------------------------------

   ----------------------------------------------------------------------
    CASE NUMBER: 400-42145-BJH-11                                                                02/13/95, RWD, 2/96
   ----------------------------------------------------------------------

   ------------------------------------------------------------------------------------------------------------------------------
                                                        SCHEDULE        MONTH                MONTH             MONTH
                                                                   --------------------------------------------------------------
    ACCOUNTS RECEIVABLE AGING                            AMOUNT            APRIL, 2001         MAY, 2001
   ------------------------------------------------------------------------------------------------------------------------------
    1.   0-30                                          $ 21,518,319      $ 14,537,700       $ 13,878,086         $             0
   ------------------------------------------------------------------------------------------------------------------------------
    2.   31-60                                         $ 14,127,296      $    538,479       $    351,540         $             0
   ------------------------------------------------------------------------------------------------------------------------------
    3.   61-90                                         $  2,070,404      $    369,857       $    214,305         $             0
   ------------------------------------------------------------------------------------------------------------------------------
    4.   91+                                           $  3,598,876      $  6,932,739       $  6,414,800         $             0
   ------------------------------------------------------------------------------------------------------------------------------
    5.   TOTAL ACCOUNTS RECEIVABLE                     $ 41,314,895      $ 22,378,775       $ 20,858,731         $             0
   ------------------------------------------------------------------------------------------------------------------------------
    6.   AMOUNT CONSIDERED UNCOLLECTIBLE
   ------------------------------------------------------------------------------------------------------------------------------
    7.   ACCOUNTS RECEIVABLE (NET)                     $ 41,314,895      $ 22,378,775       $ 20,858,731         $             0
   ------------------------------------------------------------------------------------------------------------------------------


   ----------------------------------------------------------------
    AGING OF POSTPETITION TAXES AND PAYABLES                                    MONTH: MAY, 2001
                                                                                       -----------------------------------------
   ------------------------------------------------------------------------------------------------------------------------------
                                     0-30                31-60                 61-90                91+
    TAXES PAYABLE                    DAYS                DAYS                  DAYS                 DAYS             TOTAL
   ------------------------------------------------------------------------------------------------------------------------------
    1.   FEDERAL                     $ 691,170                                                                         $ 691,170
   ------------------------------------------------------------------------------------------------------------------------------
    2.   STATE                                                                                                         $       0
   ------------------------------------------------------------------------------------------------------------------------------
    3.   LOCAL                                                                                                         $       0
   ------------------------------------------------------------------------------------------------------------------------------
    4.   OTHER (ATTACH LIST)                                                                                           $       0
   ------------------------------------------------------------------------------------------------------------------------------
    5.   TOTAL TAXES PAYABLE         $ 691,170           $      0              $      0             $       0          $ 691,170
   ------------------------------------------------------------------------------------------------------------------------------

   ------------------------------------------------------------------------------------------------------------------------------
    6.   ACCOUNTS PAYABLE            $ 468,796           $ 20,857              $ 23,259             $ 148,736          $ 661,648
   ------------------------------------------------------------------------------------------------------------------------------

                                                                                                                             .
   --------------------------------------------------
    STATUS  OF  POSTPETITION  TAXES                                           MONTH: MAY, 2001
                                                                                     --------------------------------------------
   ------------------------------------------------------------------------------------------------------------------------------
                                                   BEGINNING                AMOUNT                                    ENDING
                                                      TAX                WITHHELD AND/          AMOUNT                 TAX
    FEDERAL                                        LIABILITY*             0R ACCRUED             PAID                LIABILITY
   ------------------------------------------------------------------------------------------------------------------------------
    1.   WITHHOLDING**                                  $       0                                                      $       0
   ------------------------------------------------------------------------------------------------------------------------------
    2.   FICA-EMPLOYEE**                                $       0                                                      $       0
   ------------------------------------------------------------------------------------------------------------------------------
    3.   FICA-EMPLOYER**                                $       0                                                      $       0
   ------------------------------------------------------------------------------------------------------------------------------
    4.   UNEMPLOYMENT                                   $       0                                                      $       0
   ------------------------------------------------------------------------------------------------------------------------------
    5.   INCOME                                         $       0                                                      $       0
   ------------------------------------------------------------------------------------------------------------------------------
    6.   OTHER (ATTACH LIST)                            $ 597,995             $ 691,170             $ 597,995          $ 691,170
   ------------------------------------------------------------------------------------------------------------------------------
    7.   TOTAL FEDERAL TAXES                            $ 597,995             $ 691,170             $ 597,995          $ 691,170
   ------------------------------------------------------------------------------------------------------------------------------
    STATE AND LOCAL
   ------------------------------------------------------------------------------------------------------------------------------
    8.   WITHHOLDING                                    $       0                                                      $       0
   ------------------------------------------------------------------------------------------------------------------------------
    9.   SALES                                          $       0                                                      $       0
   ------------------------------------------------------------------------------------------------------------------------------
    10.  EXCISE                                         $       0                                                      $       0
   ------------------------------------------------------------------------------------------------------------------------------
    11.  UNEMPLOYMENT                                   $       0                                                      $       0
   ------------------------------------------------------------------------------------------------------------------------------
    12.  REAL PROPERTY                                  $       0                                                      $       0
   ------------------------------------------------------------------------------------------------------------------------------
    13.  PERSONAL PROPERTY                              $       0                                                      $       0
   ------------------------------------------------------------------------------------------------------------------------------
    14.  OTHER (ATTACH LIST)                            $       0                                                      $       0
   ------------------------------------------------------------------------------------------------------------------------------
    15.  TOTAL STATE & LOCAL                            $       0             $       0             $       0          $       0
   ------------------------------------------------------------------------------------------------------------------------------
    16.  TOTAL TAXES                                    $ 597,995             $ 691,170             $ 597,995          $ 691,170
   ------------------------------------------------------------------------------------------------------------------------------

    * The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero
    ** Attach photocopies of IRS From 6123 or your FTD coupon and payment receipt to verify payment or deposit.

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                Monthly Operating Report

     -------------------------------------------------------------
     CASE NAME:  KITTY HAWK CARGO, INC                                                      ACCRUAL BASIS-5
     -------------------------------------------------------------

     -------------------------------------------------------------
     CASE NUMBER: 400-42145-BJH-11                                                          02/13/95, RWD, 2/96
     -------------------------------------------------------------


     The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.



                                                                              MONTH: MAY, 2001
     -------------------------------------------------------------                   --------------------------------------------
     BANK  RECONCILIATIONS
                                                                           Account #1        Account #2     Account #3
     ----------------------------------------------------------------------------------------------------------------------------
     A.    BANK:                                                      Bank One
     -------------------------------------------------------------

     B.    ACCOUNT NUMBER:                                                 1559691298                                     TOTAL
     -------------------------------------------------------------

     C.    PURPOSE (TYPE):                                            Operations Account
     ----------------------------------------------------------------------------------------------------------------------------
     1.   BALANCE PER BANK STATEMENT                                             $    0                                  $    0
     ----------------------------------------------------------------------------------------------------------------------------
     2.   ADD: TOTAL DEPOSITS NOT CREDITED                                       $    0                                  $    0
     ----------------------------------------------------------------------------------------------------------------------------
     3.   SUBTRACT: OUTSTANDING CHECKS                                           $    0                                  $    0
     ----------------------------------------------------------------------------------------------------------------------------
     4.   OTHER RECONCILING ITEMS                                                $5,356                                  $5,356
     ----------------------------------------------------------------------------------------------------------------------------
     5.   MONTH END BALANCE PER BOOKS                                            $5,356               $0          $0     $5,356
     ----------------------------------------------------------------------------------------------------------------------------
     6.   NUMBER OF LAST CHECK WRITTEN
     ----------------------------------------------------------------------------------------------------------------------------

     -------------------------------------------------------------
     INVESTMENT ACCOUNTS

     -------------------------------------------------------------
                                                                            DATE OF           TYPE OF     PURCHASE    CURRENT
     BANK, ACCOUNT NAME & NUMBER                                           PURCHASE          INSTRUMENT     PRICE      VALUE
     ----------------------------------------------------------------------------------------------------------------------------
     7.   N/A
     ----------------------------------------------------------------------------------------------------------------------------
     8.
     ----------------------------------------------------------------------------------------------------------------------------
     9.
     ----------------------------------------------------------------------------------------------------------------------------
     10.
     ----------------------------------------------------------------------------------------------------------------------------
     11.  TOTAL  INVESTMENTS                                                                                 $0       $     0
     ----------------------------------------------------------------------------------------------------------------------------

     -------------------------------------------------------------
     CASH

     -------------------------------------------------------------
     ----------------------------------------------------------------------------------------------------------------------------
     12.  CURRENCY ON HAND                                                                                            $ 6,500
     ----------------------------------------------------------------------------------------------------------------------------

     ----------------------------------------------------------------------------------------------------------------------------
     13.  TOTAL  CASH - END OF MONTH                                                                                  $11,856
     ----------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                   Monthly Operating Report

     ----------------------------------------------
     CASE NAME: KITTY HAWK CARGO, INC                                    ACCRUAL BASIS-6
     ----------------------------------------------

     ----------------------------------------------
     CASE NUMBER: 400-42145-BJH-11                                                 02/13/95, RWD, 2/96
     ----------------------------------------------

                                                                                   MONTH: MAY, 2001

     ----------------------------------------------
     PAYMENTS TO INSIDERS AND PROFESSIONALS
     ----------------------------------------------

     OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID TO
     INSIDERS (AS DEFINED IN SECTION 101 (31) (A)-(F) OF THE U.S. BANKRUPTCY
     CODE) AND TO PROFESSIONALS. ALSO, FOR PAYMENTS TO INSIDERS, IDENTIFY THE
     TYPE OF COMPENSATION PAID (e.g. SALARY, BONUS, COMMISSIONS, INSURANCE,
     HOUSING ALLOWANCE, TRAVEL, CAR ALLOWANCE, ETC.). ATTACH ADDITIONAL SHEETS
     IF NECESSARY.

     -------------------------------------------------------
                               INSIDERS
     -------------------------------------------------------
                             TYPE OF   AMOUNT     TOTAL PAID
          NAME               PAYMENT     PAID      TO DATE
     -------------------------------------------------------
     1.   Toby Skaar         Salary    $26,667    $231,500
     -------------------------------------------------------
     2.
     -------------------------------------------------------
     3.
     -------------------------------------------------------
     4.
     -------------------------------------------------------
     5.
     -------------------------------------------------------
     6.   TOTAL PAYMENTS
          TO INSIDERS                  $26,667    $231,500
     -------------------------------------------------------

     ----------------------------------------------------------------------------------------------------------------------
                                                          PROFESSIONALS
     ----------------------------------------------------------------------------------------------------------------------
                             DATE OF COURT                                                                  TOTAL
                             ORDER AUTHORIZING        AMOUNT          AMOUNT          TOTAL PAID          INCURRED
          NAME                  PAYMENT               APPROVED         PAID            TO DATE            & UNPAID *
     ----------------------------------------------------------------------------------------------------------------------
     1.   SEE KITTY HAWK, INC. MOR - CASE# 00-42141-BJH-11
     ----------------------------------------------------------------------------------------------------------------------
     2.
     ----------------------------------------------------------------------------------------------------------------------
     3.
     ----------------------------------------------------------------------------------------------------------------------
     4.
     ----------------------------------------------------------------------------------------------------------------------
     5.
     ----------------------------------------------------------------------------------------------------------------------
     6.   TOTAL PAYMENTS
          TO PROFESSIONALS                                  $0            $0                  $0                $0
     ----------------------------------------------------------------------------------------------------------------------

     *  INCLUDE ALL FEES INCURRED, BOTH APPROVED AND UNAPPROVED

     -----------------------------------------------------------------------------------------------------
     POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE PROTECTION PAYMENTS
     -----------------------------------------------------------------------------------------------------

     -----------------------------------------------------------------------------------------------------
                                                                   SCHEDULED    AMOUNTS
                                                                    MONTHLY       PAID         TOTAL
                                                                   PAYMENTS      DURING        UNPAID
                           NAME OF CREDITOR                           DUE         MONTH      POSTPETITION
       ---------------------------------------------------------------------------------------------------
       1.   National City Bank & Ft Wayne - Allen County           $183,868    $183,868               $0
       ---------------------------------------------------------------------------------------------------
       2.   Ridgely - City of Philadelphia - PHL                   $ 26,274    $ 26,274               $0
       ---------------------------------------------------------------------------------------------------
       3.   NY/NJ Airport Authority - EWR                          $ 28,437    $ 28,437               $0
       ---------------------------------------------------------------------------------------------------
       4.   City of Los Angeles - LAX                              $ 22,789    $ 22,789               $0
       ---------------------------------------------------------------------------------------------------
       5.   Airport Group Int'l - ATL                              $ 11,200    $ 11,200               $0
       ---------------------------------------------------------------------------------------------------
       6.   TOTAL                                                  $272,568    $272,568               $0
       ---------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                                                            Monthly Operating Report

     ----------------------------------------------
     CASE NAME: KITTY HAWK CARGO, INC                                                   ACCRUAL BASIS-7
     ----------------------------------------------

     ----------------------------------------------
     CASE NUMBER: 400-42145-BJH-11                                                          02/13/95, RWD, 2/96
     ----------------------------------------------

                                                                                        MONTH: MAY, 2001
                                                                                               ------------------------------
     ---------------------------------------------
     QUESTIONNAIRE
     ------------------------------------------------------------------------------------------------------------------------
                                                                                         YES                NO
     ------------------------------------------------------------------------------------------------------------------------
     1.     HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE                                                 X
            THE NORMAL COURSE OF BUSINESS THIS REPORTING PERIOD?
     ------------------------------------------------------------------------------------------------------------------------
     2.     HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT                                                   X
            OTHER THAN A DEBTOR IN POSSESSION ACCOUNT?
     ------------------------------------------------------------------------------------------------------------------------
     3.     ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS, NOTES, OR                                            X
            LOANS) DUE FROM RELATED PARTIES?
     ------------------------------------------------------------------------------------------------------------------------
     4.     HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES                                           X
            THIS REPORTING PERIOD?
     ------------------------------------------------------------------------------------------------------------------------
     5.     HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE                                                 X
            DEBTOR FROM ANY PARTY?
     ------------------------------------------------------------------------------------------------------------------------
     6.     ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?                                                     X
     ------------------------------------------------------------------------------------------------------------------------
     7.     ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES                                               X
            PAST DUE?
     ------------------------------------------------------------------------------------------------------------------------
     8.     ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?                                                 X
     ------------------------------------------------------------------------------------------------------------------------
     9.     ARE ANY OTHER POSTPETITION TAXES PAST DUE?                                                       X
     ------------------------------------------------------------------------------------------------------------------------
     10.    ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS                                                   X
            DELINQUENT?
     ------------------------------------------------------------------------------------------------------------------------
     11.    HAVE ANY PREPETITION TAXES BEEN PAID DURING THE                                                  X
            REPORTING PERIOD?
     ------------------------------------------------------------------------------------------------------------------------
     12.    ARE ANY WAGE PAYMENTS PAST DUE?                                                                  X
     ------------------------------------------------------------------------------------------------------------------------

        IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "YES," PROVIDE A DETAILED
        EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.

        --------------------------------------------------------------------------------------------------------------------

        --------------------------------------------------------------------------------------------------------------------



        ------------------------------------------
        INSURANCE
        -------------------------------------------------------------------------------------------------------------------
                                                                                      YES                NO
        -------------------------------------------------------------------------------------------------------------------
        1.     ARE WORKER'S COMPENSATION, GENERAL LIABILITY AND OTHER                  X
               NECESSARY INSURANCE COVERAGES IN EFFECT?
        -------------------------------------------------------------------------------------------------------------------
        2.     ARE ALL PREMIUM PAYMENTS PAID CURRENT?                                  X
        -------------------------------------------------------------------------------------------------------------------
        3.     PLEASE ITEMIZE POLICIES BELOW.
        -------------------------------------------------------------------------------------------------------------------

        IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "NO," OR IF ANY POLICIES
        HAVE BEEN CANCELLED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE
        AN EXPLANATION BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.

        -------------------------------------------------------------------------------------------------------------------

        -------------------------------------------------------------------------------------------------------------------


        -------------------------------------------------------------------------------------------------------------------
                                                       INSTALLMENT PAYMENTS
        -------------------------------------------------------------------------------------------------------------------
                     TYPE OF                                                                        PAYMENT AMOUNT
                     POLICY              CARRIER                PERIOD COVERED                        & FREQUENCY
        -------------------------------------------------------------------------------------------------------------------

        -------------------------------------------------------------------------------------------------------------------
               SEE KITTY HAWK, INC. MOR - CASE # 00-42141-BJH-11
        -------------------------------------------------------------------------------------------------------------------

        -------------------------------------------------------------------------------------------------------------------

        -------------------------------------------------------------------------------------------------------------------

        -------------------------------------------------------------------------------------------------------------------

        -------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

   ---------------------------------------------------
   CASE  NAME:  Kitty Hawk Cargo, Inc.                                                         FOOTNOTES SUPPLEMENT
   ---------------------------------------------------

   ---------------------------------------------------
   CASE  NUMBER: 400-42145-BJH-11                                                              ACCRUAL BASIS

   ---------------------------------------------------

                                                                                      MONTH:           MAY, 2001
                                                                                            -------------------------------------

   ------------------------------------------------------------------------------------------------------------------------------
    ACCRUAL BASIS         LINE
    FORM NUMBER          NUMBER                               FOOTNOTE / EXPLANATION
   ------------------------------------------------------------------------------------------------------------------------------
   ------------------------------------------------------------------------------------------------------------------------------

   ------------------------------------------------------------------------------------------------------------------------------
         6                                    All Professional fees related to the Reorganization of the
   ------------------------------------------------------------------------------------------------------------------------------
                                               Company are disbursed out of Kitty Hawk, Inc. (Parent
   ------------------------------------------------------------------------------------------------------------------------------
                                               Company). Refer to Case # 400-42141
   ------------------------------------------------------------------------------------------------------------------------------

   ------------------------------------------------------------------------------------------------------------------------------

   ------------------------------------------------------------------------------------------------------------------------------
         7                                    All insurance plans related to the Company are carried
   ------------------------------------------------------------------------------------------------------------------------------
                                               at Kitty Hawk, Inc. (Parent Company). Refer to Case # 400-42141.
   ------------------------------------------------------------------------------------------------------------------------------

   ------------------------------------------------------------------------------------------------------------------------------

   ------------------------------------------------------------------------------------------------------------------------------
         3                 3                  The current general ledger system is not able to provide a detail of
   ------------------------------------------------------------------------------------------------------------------------------
                                               customer cash receipts segregated by prepetion accounts receivable
   ------------------------------------------------------------------------------------------------------------------------------
                                               and post petition accounts receivable. Therefore, cash receipts
   ------------------------------------------------------------------------------------------------------------------------------
                                               is provided in total for the month.
   ------------------------------------------------------------------------------------------------------------------------------

   ------------------------------------------------------------------------------------------------------------------------------

   ------------------------------------------------------------------------------------------------------------------------------
         3                 8                  All cash received into the Company cash accounts is swept
   ------------------------------------------------------------------------------------------------------------------------------
                                               each night to Kitty Hawk, Inc. Master Account (see Case
   ------------------------------------------------------------------------------------------------------------------------------
                                               #400-42141).
   ------------------------------------------------------------------------------------------------------------------------------

   ------------------------------------------------------------------------------------------------------------------------------
         3                31                  All disbursements (either by wire transfer or check), including payroll are
   ------------------------------------------------------------------------------------------------------------------------------
                                               disbursed out of the Kitty Hawk, Inc. controlled disbursement
   ------------------------------------------------------------------------------------------------------------------------------
                                               account.
   ------------------------------------------------------------------------------------------------------------------------------

   ------------------------------------------------------------------------------------------------------------------------------
         4                 6                  All assessment of uncollectible accounts receivable are done
   ------------------------------------------------------------------------------------------------------------------------------
                                               at Kitty Hawk, Inc. Refer to Case #400-4214. All reserves
   ------------------------------------------------------------------------------------------------------------------------------
                                               are recorded at Inc. and pushed down to Inc.'s subsidiaries
   ------------------------------------------------------------------------------------------------------------------------------
                                               as deemed necessary.
   ------------------------------------------------------------------------------------------------------------------------------

   ------------------------------------------------------------------------------------------------------------------------------
         4                 7                  The A/R aging does not reconcile to the general ledger due to historical
   ------------------------------------------------------------------------------------------------------------------------------
                                               system problems.  In addition, A/R aging is for Trade A/R only.
   ------------------------------------------------------------------------------------------------------------------------------

   ------------------------------------------------------------------------------------------------------------------------------
         4                 6                  Accounts payable on the aging are in the 60 and 90 day categories due to wire
   ------------------------------------------------------------------------------------------------------------------------------
                                               transfers sent as prepayment on Kitty Hawk Inc. (Case #400-42141) A/P
   ------------------------------------------------------------------------------------------------------------------------------
                                               aging and invoices on Kitty Hawk Cargo Aging. Company is working on
   ------------------------------------------------------------------------------------------------------------------------------
                                               clearing these items.
   ------------------------------------------------------------------------------------------------------------------------------

   ------------------------------------------------------------------------------------------------------------------------------
          4                1                  Status of Postpetition Taxes - Kitty Hawk Cargo Payroll was transferred to
   ------------------------------------------------------------------------------------------------------------------------------
                                               Aircargo's payroll in January, 2001 (case #00-42142-BJH-11)
   ------------------------------------------------------------------------------------------------------------------------------

   ------------------------------------------------------------------------------------------------------------------------------
           6             Insiders             Payments to insiders include a portion of the Court approved retention
   ------------------------------------------------------------------------------------------------------------------------------
                                               payments in the month of January.
   ------------------------------------------------------------------------------------------------------------------------------

   ------------------------------------------------------------------------------------------------------------------------------

   ------------------------------------------------------------------------------------------------------------------------------

   ------------------------------------------------------------------------------------------------------------------------------

   ------------------------------------------------------------------------------------------------------------------------------

   ------------------------------------------------------------------------------------------------------------------------------

CASE NAME: KITTY HAWK CARGO, INC

CASE NUMBER: 400-42145-BJH-11

Details of Other Items                                                               MAY, 2001

ACCRUAL BASIS-1
8. OTHER (ATTACH LIST)                                      $                       28,389,079  Reported
                                                            ----------------------------------
       Net of all I/C Accts Receivable/Payable                                      28,148,865
       Intangibles - Other                                                             154,458
       Deposits                                                                         85,756
                                                            ----------------------------------
                                                                                    28,389,079  Detail
                                                            ----------------------------------
                                                                                           -    Difference
                                                            ----------------------------------


22. OTHER (ATTACH LIST)                                     $                       (7,646,887) Reported
                                                            ----------------------------------
       Accrued Liabilities                                                           2,390,164
       Accrued Salaries & PR Taxes                                                         -
       Less:  FET Taxes Payable (Line 18)                                             (691,170)
       Post-petition Fed Inc Tax                                                    (9,345,881)
                                                            ----------------------------------
        *** FET recorded in Taxes Payable                                           (7,646,887) Detail
                                                            ----------------------------------
                                                                                           -    Difference
                                                            ----------------------------------


27. OTHER (ATTACH LIST)                                     $                        5,265,131  Reported
                                                            ----------------------------------
       Pre-petition Fed Inc Tax                                                      4,018,643
       Pre-petition Deposits                                                           479,840
       Pre-petition Taxes Other                                                            -
       Pre-petition Accrued Liabilities                                                766,648
                                                            ----------------------------------
                                                                                     5,265,131  Detail
                                                            ----------------------------------
                                                                                           -    Difference
                                                            ----------------------------------

ACCRUAL BASIS-2
13. OTHER (ATTACH LIST)                                                            $11,213,075  Reported
                                                            ----------------------------------
             Aircraft Costs                                                          2,237,418
             I/C Aircraft Costs (KHA)                                                3,860,227
             KHC Ground Handling (Operations Payroll)                                  917,243
             Outstation Ground Handling                                              1,121,875
             Trucking Costs                                                            446,885
             Fuel                                                                    2,515,583
             Contract Labor                                                                110
             Other                                                                     113,734
                                                            ----------------------------------
                                                                                    11,213,075  Detail
                                                            ----------------------------------
                                                                                           -    Difference

ACCRUAL BASIS-3

8. OTHER (ATTACH LIST)                                                              (8,784,342) Reported
                                                            ----------------------------------
           Transfer to Inc - all money sweeps                                       (8,784,342) Detail
                                                            ----------------------------------
              to KH Inc. Case #400-42141                                                   -    Difference
                                                            ----------------------------------

ACCRUAL BASIS-4

6. OTHER (ATTACH LIST)                                                               1,289,165  Reported
                                                            ----------------------------------
           FET (720) 4/01-15/01 Pd 5/10                                                273,408
           FET (720) 4/16-30/01 Pd 5/25                                                274,319
           FET (720) Refund - Reconciling Item                                          50,268
           FET (720) 5/01-31/01                                                        691,170
                                                            ----------------------------------
                                                                                     1,289,165  Detail
                                                            ----------------------------------
                                                                                           -    Difference
                                                            ----------------------------------